UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 18, 2006
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8929 (Commission File Number)	94-1369354 (IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 733-4000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.
     On January 18, 2006, ABM Industries Incorporated (the “Company”) issued a press release announcing that it had filed a Form 12b-25 notice with respect to its Annual Report on Form 10-K for the fiscal year ended October 31, 2005. The press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, contained certain information regarding the Company’s financial condition at the end of fiscal year 2005 and results of operations for fiscal year 2005 and is incorporated into this item by reference.
Item 9.01      Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated January 18, 2006 regarding filing of Form 12b-25

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: January 20, 2006	By:	/s/ George B. Sundby
George B. Sundby
Executive Vice President and Chief Financial Officer

Exhibit Index

No.	Description
99.1	Press Release dated January 18, 2006 regarding filing of Form 12b-25